    As filed with the Securities and Exchange Commission on December 8, 2000

                                                     REGISTRATION NO. 333 -

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                            ------------------------

                              AMERICA ONLINE LATIN
                                  AMERICA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware                                       65-0963212
 ---------------------------------                     ---------------------
   (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)

                             6600 N. ANDREWS AVENUE
                                    SUITE 500
                            FORT LAUDERDALE, FL 33309
                                 (954) 689-3000
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                       AMERICA ONLINE LATIN AMERICA, INC.
                                 2000 STOCK PLAN
                       ----------------------------------
                            (FULL TITLE OF THE PLAN)

                              CHARLES M. HERINGTON
                             CHIEF EXECUTIVE OFFICER
                       AMERICA ONLINE LATIN AMERICA, INC.
                             6600 N. ANDREWS AVENUE
                                    SUITE 500
                            FORT LAUDERDALE, FL 33309
                                 (954) 689-3000
    ------------------------------------------------------------------------
    (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                           CODE, OF AGENT FOR SERVICE)


                                                       CALCULATION OF REGISTRATION FEE
=================================================================================================================================

                                                          Proposed                 Proposed
                                                           maximum                  maximum
          Title of                 Amount to be        offering price              aggregate                   Amount of
 securities to be registered       registered(1)        per share(2)           offering price(2)           registration fee
------------------------------- ------------------- --------------------- --------------------------- ---------------------------
Class A Common Stock, $.01
par value                       10,583,635          7.80                       82,552,353                  21,793.82
                                 2,624,698          4.56                       11,968,622                   3,159.72
                                ----------                                     ----------                  ---------
                                13,208,333                                     94,520,975                $ 24,953.54
=================================================================================================================================


(1) The number of shares of class A common stock, par value $.01 per share ("Common Stock"), stated above consists of the aggregate number of shares which may be sold upon the exercise of options which have been granted and/or may hereafter be granted under the America Online Latin America, Inc. 2000 Stock Plan (the "Plan"). The maximum number of shares which may be sold upon the exercise of such options granted under the Plan is subject to adjustment in accordance with certain anti-dilution and other provisions of the Plan. Accordingly, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers, in addition to the number of shares stated above, an indeterminate number of shares which may be subject to grant or otherwise issuable after the operation of any such anti-dilution and other provisions.

(2) This calculation is made solely for the purpose of determining the registration fee pursuant to the provisions of Rules 457(c) and 457(h) under the Securities Act as follows: (i) in the case of shares of Common Stock which may be purchased upon exercise of outstanding options, the fee is calculated on the basis of the average price at which the options may be exercised; and (ii) in the case of shares of Common Stock for which options have not yet been granted and the option price of which is therefore unknown, the fee is calculated on the basis of the average of the high and low sale prices per share of the Common Stock on the National Market System of the National Association of Securities Dealers Automated Quotation System (NASDAQ) as of a date, December 7, 2000, within 5 business days prior to filing this Registration Statement.


================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. Such documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of
Part II of this Form, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents (Commission File No. 000-31181), which have been filed by the Registrant with the Commission are incorporated herein by reference:

         (a) The Registrant's Annual Report on Form 10-K for the year ended June 30, 2000 (filing date September 28, 2000).

         (b) The Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 (filing date November 14, 2000).

         (c) The Registrant's Current Report on Form 8-K (filing date November 22, 2000).

         (d) The description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         All reports and other documents filed by the Registrant after the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.



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


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Incorporated herein by reference from Registration Statement on Form S-1, as amended, No. 333-95051.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

                  The following exhibits are filed herewith or incorporated by reference.

         (4.1) Form of Class A Common Stock Certificate (Filed as Exhibit 4.1 to Registration Statement on Form S-1, as amended, No. 333-95051, and incorporated herein by reference).

         (4.2) Restated Certificate of Incorporation of America Online Latin America, Inc. (Filed as Exhibit 3.2 to Registration Statement on Form S-1, as amended, No. 333-95051, and incorporated herein by reference).

         (4.3) Amendments of paragraph (a) of Article Third of the Restated Certificate of Incorporation of America Online Latin America, Inc., filed herewith.

         (4.4) Restated By-laws of America Online Latin America, Inc. (Filed as Exhibit 3.2 to Registration Statement on Form S-1, as amended, No. 333-95051, and incorporated herein by reference).

         (5) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

         (23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5).

         (23.2)   Consent of Ernst & Young LLP.

         (24) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

         (99.1)   America Online Latin America, Inc. 2000 Stock Plan (Filed as
                  Exhibit 10.1 to Registration Statement on Form S-1, as amended, No. 333-95051, and incorporated herein by reference).

ITEM 9.  UNDERTAKINGS.

(a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

         Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel on the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, the city of Fort Lauderdale, State of Florida on December 7, 2000.

                                             AMERICA ONLINE LATIN AMERICA, INC.

                                             /s/ CHARLES M. HERINGTON
                                             -----------------------------
                                                 Charles M. Herington
                                                 Chief Executive Officer




                               POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Charles M. Herington and Javier Aguirre, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of America Online Latin America, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                            TITLE                              DATE
---------                                            -----                              ----

/s/ CHARLES M. HERINGTON                             Chief Executive Officer            December 7, 2000
-----------------------------                        (principal executive officer)
Charles M. Herington


/s/ JAVIER AGUIRRE                                   Chief Financial Officer            December 8, 2000
-----------------------------                        (principal financial officer)
Javier Aguirre


/s/ PAUL FREUDENTHALER                               Controller                         December 8, 2000
-----------------------------                        (principal accounting officer)
Paul Freudenthaler

/s/ STEVEN I. BANDEL                                 Director                           December 8, 2000
-----------------------------
Steven I. Bandel



SIGNATURE                                            TITLE                              DATE
---------                                            -----                              ----

/s/ GUSTAVO A. CISNEROS                              Director                           December 6, 2000
-----------------------------
Gustavo A. Cisneros

                                                     Director                           December ____, 2000
-----------------------------
Ricardo J. Cisneros


                                                     Director                           December ____, 2000
-----------------------------
Miles R. Gilburne


/s/ VERNON E. JORDAN, JR.                            Director                           December 6, 2000
-----------------------------
Vernon E. Jordan, Jr.


-----------------------------                        Director                           December ____, 2000
J. Michael Kelly

/s/ WILLIAM H. LUERS                                 Director                           December 7, 2000
-----------------------------
William H. Luers

/s/ MICHAEL LYNTON                                   Director                           December 6, 2000
-----------------------------
Michael Lynton

/s/ M. BRIAN MULRONEY                                Director                           December 5, 2000
-----------------------------
M. Brian Mulroney

/s/ ROBERT S. O'HARA, JR.                            Director                           December 6, 2000
-----------------------------
Robert S. O'Hara, Jr.


/s/ CRISTINA PIERRETTI                               Director                           December 7, 2000
-----------------------------
Cristina Pieretti

/s/ ROBERT W. PITTMAN                                Director                           December 6, 2000
-----------------------------
Robert W. Pittman

/s/ ROBERTO EGYDIO SETUBAL                           Director                           December 6, 2000
-----------------------------
Roberto Egydio Setubal

/s/ GERALD SOKOL, JR.                                Director                           December 8, 2000
-----------------------------
Gerald Sokol, Jr.

                       AMERICA ONLINE LATIN AMERICA, INC.

                          INDEX TO EXHIBITS FILED WITH
                         FORM S-8 REGISTRATION STATEMENT

EXHIBIT
NUMBER                 DESCRIPTION
---------              -----------

(4.1) Form of Class A Common Stock Certificate (Filed as Exhibit 4.1 to Registration Statement on Form S-1, as amended, No. 333-95051, and incorporated herein by reference).

(4.2) Restated Certificate of Incorporation of America Online Latin America, Inc. (Filed as Exhibit 3.2 to Registration Statement on Form S-1, as amended, No. 333-95051, and incorporated herein by reference).

(4.3) Amendments of paragraph (a) of Article Third of the Restated Certificate of Incorporation of America Online Latin America, Inc., filed herewith.

(4.4) Restated By-laws of America Online Latin America, Inc. (Filed as Exhibit 3.2 to Registration Statement on Form S-1, as amended, No. 333-95051, and incorporated herein by reference).

(5)               Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                  as to the legality of shares being registered.

(23.1)            Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                  (included in opinion of counsel filed as Exhibit 5).

(23.2)            Consent of Ernst & Young LLP.

(24) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

(99.1)            America Online Latin America, Inc. 2000 Stock Plan (Filed as
                  Exhibit 10.1 to Registration Statement on Form S-1, as amended, No. 333-95051, and incorporated herein by reference).